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                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                               FORM 8-K


                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   November 7, 1995
                                                  --------------------------

                      Territorial Resources, Inc.
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         (Exact Name of Registrant as Specified in Its Charter)


                               Colorado
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            (State or Other Jurisdiction of Incorporation)


            0-9617                                      84-0821158
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   (Commission File Number)                (I.R.S. Employer Identification No.)


              1300 Main Street, Suite 1840, Houston, Texas 77002
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                   (Address of Principal Executive Offices)


                               (713) 658-0850
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             (Registrant's Telephone Number, Including Area Code)


                                     N/A
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        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         The Company issued a press release on November 7, 1995, a copy of which is attached as an exhibit to this Form 8-K as filed with the Securities and Exchange Commission.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         99.1 Press Release dated November 7, 1995


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Territorial Resources, Inc.

Date:       11/22/95                 By:       /s/ Brian A. Lingard
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                                         Brian A. Lingard